Exhibit 99.1
SMART Modular Technologies Announces Agreement To Be Acquired By
Silver Lake Partners and Silver Lake Sumeru
NEWARK, CA, April 26, 2011 — SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”) (Nasdaq: SMOD), a leading independent manufacturer of memory modules and solid state storage products, today announced that it has entered into a definitive agreement to be acquired by Silver Lake Partners and Silver Lake Sumeru for $9.25 per share in cash. The transaction is valued at approximately $645 million. The offer price represents a 23% premium over the average closing price for the previous 30 trading days and a 46% premium over the average closing price for the previous 52-week period.
“After thoroughly evaluating a full range of strategic alternatives, the Special Committee of the SMART Board concluded that this transaction is fair to and in the best interests of the Company’s shareholders,” said Kimberly Alexy, Chair of the Special Committee. “The Special Committee unanimously recommended this transaction to the SMART Board, which approved the transaction based on the Special Committee’s recommendation.”
“As a private company, we believe we will have greater flexibility to deliver to our customers the benefits of our long term strategies, while managing the volatility of the DRAM cycles that have and will continue to be part of our business model,” said Iain MacKenzie, President and CEO of Smart Modular. “As a partner with strong technology expertise, Silver Lake will be committed to supporting our ability to grow our business around the world and provide long-term opportunities for our employees, customers and broader industry.”
“SMART has a significant history of success. We are very pleased to have an opportunity to work with SMART’s management team to develop this business going forward in existing and new directions,” said Ken Hao, a Managing Director of Silver Lake Partners. “We expect to maintain continuity in SMART’s business approach and strategies, customer service and support and employee base. Silver Lake, the global leader in private investments in technology and technology-enabled industries, has a strong track record of assisting management teams to develop their business plans to their fullest potential.”
Under the terms of the agreement, SMART’s shareholders will receive $9.25 in cash for each share of SMART common stock they own. The completion of the transaction is subject to customary closing conditions, including receipt of shareholder and regulatory approval. The closing of the transaction is expected to occur in the third calendar quarter of 2011.
Barclays Capital is serving as financial advisor to SMART and provided a fairness opinion in connection with the transaction to the Special Committee of the SMART Board. Kaye Scholer LLP serves as legal adviser to the Special Committee and Davis Polk & Wardwell LLP serves as legal counsel to SMART in connection with this transaction. Simpson Thatcher & Bartlett LLP serves as legal advisor to Silver Lake for this transaction. Debt financing commitments have been provided by J.P. Morgan and UBS Investment Bank and certain of their affiliates.

The definitive merger agreement permits the Special Committee to solicit, receive, evaluate and enter into negotiations with respect to alternative proposals through June 9, 2011. The Special Committee, with the assistance of its independent advisors, will actively solicit alternative proposals during this period. There can be no assurance that this process will result in a superior offer. The Special Committee does not intend to disclose developments with respect to the solicitation process unless and until the Special Committee and the Board make a determination requiring further disclosure.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this document are based on information available to SMART on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither SMART nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond SMART’S control. These factors include: failure to obtain shareholder approval of the proposed merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. SMART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to SMART’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
Additional Information and Where to Find It
All parties desiring details regarding the transaction are urged to review the definitive agreement when it is available on the SEC’s website at http://www.sec.gov. In connection with the proposed transaction, SMART will file with the SEC a proxy statement, and plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Blueshirt Group., Attention: Suzanne Craig or from SMART’s website, http://www.smartm.com. SMART and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of SMART in favor of the proposed merger. Information regarding SMART’s directors and executive officers is contained in SMART’s definitive proxy statement filed with the SEC on December 3, 2010 (the “Annual Meeting Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC (when available).

About SMART
SMART is a leading independent designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers, or OEMs. SMART offers more than 500 standard and custom products to OEMs engaged in the computer, enterprise, industrial, networking, gaming, telecommunications, defense, aerospace and embedded application markets. Taking innovations from the design stage through manufacturing and delivery, SMART has developed a comprehensive memory product line that includes DRAM, SRAM, and Flash memory in various form factors. SMART also offers high performance, high capacity solid state drives, or SSDs, for enterprise, defense, aerospace, industrial automation, medical, and transportation markets. SMART’s presence in the U.S., Europe, Asia, and Latin America enables it to provide its customers with proven expertise in international logistics, asset management, and supply-chain management worldwide.
For More Information
Investor Contacts:
Suzanne Craig
The Blueshirt Group for SMART Modular Technologies
415-217-7722
Suzanne@blueshirtgroup.com